UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 26, 2013

RADIANT LOGISTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35392	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, S.E., Third Floor, Bellevue, WA 98004

(Address of Principal Executive Offices) (Zip Code)

(425) 943-4599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 4, 2013, Radiant Logistics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that Radiant Transportation Services, Inc., a subsidiary of the Company, had completed the acquisition of all of the outstanding shares of On Time Express, Inc. (“On Time”). On November 12, 2013, the Company filed Amendment No. 1 to the Original Form 8-K (the “First Amendment”) to provide the required audited annual financial statements, management prepared unaudited interim financial statements and pro forma financial information with respect to the acquisition of On Time. In the course of its normal course post-acquisition accounting review practices, and in conjunction with preparing its own unaudited financial statements as of and for the three months ended September 30, 2013 and 2012, the Company determined that it needed to make certain adjustments to the management prepared unaudited interim On Time Express, Inc. and Consolidated Variable Interest Entity (On Time Logistics, Inc.) consolidated financial statements as of and for the six months ended June 30, 2013 and 2012 (which was filed as Exhibit 99.3 in the First Amendment), to principally reflect a reduction in the assumed applicable consolidated tax rate and associated tax provision; as well as corrolary adjustments to the unaudited pro forma financial statements of On Time Express, Inc. after giving effect to the elimination of the Variable Interest Entity (On Time Logistics, Inc.) as of and for the six months ended June 30, 2013 and 2012 (which was filed as Exhibit 99.4 in the First Amendment); and the unaudited pro forma condensed consolidated financial statements of Radiant Logistics, Inc. and On Time Express, Inc. (which was filed as Exhibit 99.5 in the First Amendment).

The Company is filing updated versions of the foregoing financial statements in this Amendment No. 2 to the Original Form 8-K, which financial statements shall supersede the financial statements contained in the First Amendment. Other than the foregoing, the Original Form 8-K and the First Amendment remain unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(i)	Previously filed as Exhibit 99.1 to this report and incorporated by reference herein are the following audited consolidated Financial Statements of On Time Express, Inc. and Consolidated Variable Interest Entity (On Time Logistics, Inc.) as of and for the years ended December 31, 2012 and 2011

Independent Auditors’ Report

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Stockholders’ Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

(ii)	Previously filed as Exhibit 99.2 to this report and incorporated by reference herein are the following unaudited pro forma financial statements of On Time Express, Inc. after giving effect to the elimination of the Variable Interest Entity (On Time Logistics, Inc.) as of and for the years ended December 31, 2012 and 2011

Pro Forma Balance Sheets

Pro Forma Statements of Operations

(iii)	Attached hereto as Exhibit 99.3 and incorporated by reference herein are the following unaudited consolidated financial statements of On Time Express, Inc. and Consolidated Variable Interest Entity (On Time Logistics, Inc.) as of and for the six months ended June 30, 2013 and 2012

Balance Sheets

Statements of Operations

Statements of Stockholders’ Equity

Statements of Cash Flows

Notes to Financial Statements

(iv)	Attached hereto as Exhibit 99.4 and incorporated by reference herein are the following unaudited pro forma financial statements of On Time Express, Inc. after giving effect to the elimination of the Variable Interest Entity (On Time Logistics, Inc.) as of and for the six months ended June 30, 2013 and 2012

Pro Forma Balance Sheets

Pro Forma Statements of Operations

(b)	Pro forma financial information

Attached hereto as Exhibit 99.5 and incorporated by reference herein are the following unaudited pro forma condensed consolidated financial statements of Radiant Logistics, Inc. and On Time Express, Inc.

Balance Sheet as of June 30, 2013

Statements of Operations for the year ended June 30, 2013

(d)	Exhibits.

No.	Description

99.1	Audited Consolidated Financial Statements of On Time Express, Inc. and Consolidated Variable Interest Entity (On Time Logistics, Inc.) as of and for the years ended December 31, 2012 and 2011 (previously filed)

99.2	Unaudited Pro Forma Financial Statements of On Time Express, Inc. giving effect to the elimination of the Variable Interest Entity not acquired as of and for the years ended December 31, 2012 and 2011 (previously filed)

99.3	Unaudited Consolidated Financial Statements of On Time Express, Inc. and Consolidated Variable Interest Entity (On Time Logistics, Inc.) as and for the six months ended June 30, 2013 and 2012

99.4	Unaudited Pro Forma Financial Statements of On Time Express, Inc. giving effect to the elimination of the Variable Interest Entity not acquired as of and for the six months ended June 30, 2013 and 2012

99.5	Unaudited Pro Forma Condensed Consolidated Financial Statements of Radiant Logistics, Inc. and On Time Express, Inc.

23.1	Consent of Eide Bailly LLP (previously filed)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: November 27, 2013	By:	/s/ Bohn H. Crain
Bohn H. Crain
Chief Executive Officer